Exhibit 8.1

Name	Jurisdiction
A N (123) plc	England and Wales
A S (Nominees) Limited	England and Wales
Abbey Business Services (India) Private Limited	India
Abbey National (America) Holdings Inc.	Delaware, USA
Abbey National (America) Holdings Limited	England and Wales
Abbey National (Gibraltar) Limited	Gibraltar
Abbey National (Holdings) Limited	England and Wales
Abbey National AESOP Trustees Limited	England and Wales
Abbey National Alpha Investments	England and Wales
Abbey National American Investments Limited	England and Wales
Abbey National Asset Managers Limited	Scotland
Abbey National Baker Street Investments	England and Wales
Abbey National Belfast Limited	England and Wales
Abbey National Beta Investments Limited	England and Wales
Abbey National business Asset Leasing Limited	England and Wales
Abbey National business Cashflow Finance Limited	England and Wales
Abbey National business Commercial Lending Limited	England and Wales
Abbey National business Equipment Leasing Limited	England and Wales
Abbey National business Factors Limited	England and Wales
Abbey National business Finance Services Limited	England and Wales
Abbey National business Leasing (Holdings) Limited	England and Wales
Abbey National business Leasing Limited	England and Wales
Abbey National Business Office Equipment Leasing Limited	England and Wales
Abbey National business Sales Aid Leasing Limited	England and Wales
Abbey National business Vendor Plan Leasing Limited	England and Wales
Abbey National cahoot Limited	England and Wales
Abbey National Capital LP I	Delaware, USA
Abbey National Capital Trust I	Delaware
Abbey National Cardiff and the Vales Limited	England and Wales
Abbey National Charitable Trust Limited	England and Wales
Abbey National Computer Services Limited	England and Wales
Abbey National Continental Investments	England and Wales
Abbey National Corporate Services Limited	England and Wales
Abbey National Credit and Payment Services Limited	England and Wales
Abbey National December Leasing (1) Limited	England and Wales
Abbey National December Leasing (4) Limited	England and Wales
Abbey National December Leasing (7) Limited	England and Wales
Abbey National Ealing Limited	England and Wales
Abbey National Employees’ Trustees Limited	England and Wales
Abbey National Employment Services Inc.	Delaware, USA
Abbey National Financial and Investment Services (Far East) Limited	Hong Kong
Abbey National Financial and Investment Services (Hong Kong) Limited	Hong Kong
Abbey National Financial and Investment Services (Jersey) Limited	Jersey
Abbey National Financial and Investment Services Ireland Holdings	Ireland
Abbey National Financial and Investment Services Ireland plc	Ireland
Abbey National Financial and Investment Services Isle of Man Limited	Isle of Man
Abbey National Financial and Investment Services PLC	Scotland
Abbey National Financial Investments 3 B.V.	Holland
Abbey National Financial Investments 4 B.V.	Holland
Abbey National Financial Investments No.2 Limited	Jersey
Abbey National First Capital B.V.	Holland
Abbey National Funded Unapproved Retirement Benefits Scheme Trustees Limited	England and Wales
Abbey National Funding (Jersey) Limited	Jersey
Abbey National Funding plc	England and Wales
Abbey National General Insurance Services Limited	England and Wales
Abbey National Gibraltar (1986) Limited	England and Wales
Abbey National Global Investments	England and Wales
Abbey National GP (Jersey) Limited	Jersey
Abbey National Graphics Services Limited	England and Wales
Abbey National Group Pension Schemes Trustees Limited	England and Wales
Abbey National Growth Investments	England and Wales
Abbey National Healthcare Limited	England and Wales
Abbey National Homes Limited	England and Wales
Abbey National Independent Financial Consultants Ltd	England & Wales
Abbey National Independent Investments	England and Wales
Abbey National International Limited	Jersey
Abbey National Investments	England and Wales
Abbey National Investments Holdings Limited	England and Wales
Abbey National Jersey International Limited	Jersey
Abbey National June Leasing (4) Limited	England and Wales
Abbey National June Leasing (5) Limited	England and Wales

Name	Jurisdiction
Abbey National Life plc	Scotland
Abbey National March Leasing (4) Limited	England and Wales
Abbey National Mortgage Finance plc	England and Wales
Abbey National Newcastle Limited	England and Wales
Abbey National Nominees (Jersey) Limited	Jersey
Abbey National Nominees Limited	England and Wales
Abbey National North America Corporation	Delaware, USA
Abbey National North America Holdings Limited	England and Wales
Abbey National North America LLC	Delaware, USA
Abbey National Offshore Holdings Limited	Jersey
Abbey National Pension Funds (Holdings) Limited	England and Wales
Abbey National Pension Funds Trustee Company Limited	England and Wales
Abbey National PEP & ISA Managers Limited	Scotland
Abbey National Personal Finance Limited	England and Wales
Abbey National Personal Pensions Trustee Limited.	England and Wales
Abbey National plc	England and Wales
Abbey National PLP (UK) Limited	England and Wales
Abbey National Properties (1) Limited	England and Wales
Abbey National Properties (2) Limited	England and Wales
Abbey National Property Developments Limited	England and Wales
Abbey National Property Investments	England and Wales
Abbey National Property Services Limited	England and Wales
Abbey National Second Capital B.V.	Holland
Abbey National Secretariat Services (Jersey) Limited	Jersey
Abbey National Secretariat Services Limited	England and Wales
Abbey National Securities Inc.	Delaware, USA
Abbey National September Leasing (3) Limited	England and Wales
Abbey National September Leasing (5) Limited	England and Wales
Abbey National September Leasing (7) Limited	England and Wales
Abbey National Share Participation Scheme Trustee Company Limited	England and Wales
Abbey National Shelf Co. (4) Limited	England and Wales
Abbey National SMA Holdings Limited	England and Wales
Abbey National Sterling Capital plc	England and Wales
Abbey National Treasury International (IOM) Limited	Isle of Man
Abbey National Treasury Investments	England and Wales
Abbey National Treasury Services (Australia) Holdings Limited	England and Wales
Abbey National Treasury Services (Property) Limited	England and Wales
Abbey National Treasury Services (Trains Holdings) Limited	England and Wales
Abbey National Treasury Services (Transport Holdings) Limited	England and Wales
Abbey National Treasury Services Investments Limited	England and Wales
Abbey National Treasury Services Overseas Holdings	England and Wales
Abbey National Treasury Services plc	England and Wales
Abbey National UK Investments	England and Wales
Abbey National Unit Trust Managers Limited	Scotland
Abbey National Wrap Managers Limited	England and Wales
Abbey Stockbrokers (Nominees) Limited	England and Wales
Abbey Stockbrokers Limited	England and Wales
Abbnat BV	Holland
Agecroft Properties (No.2) Limited	England and Wales
Amicus UK Limited	Scotland
AN Structured Issues Limited	Jersey
ANDSH Limited.	England and Wales
ANFP (US) LLC	Delaware, USA
ANIFA Limited	England and Wales
ANITCO LIMITED	England and Wales
Baker Street Risk and Insurance (Guernsey) Limited	Guernsey
Bee Ess Limited	England and Wales
Birrell Smith Underwriting Agencies Limited	England and Wales
Brettwood Limited	Jersey
Bridford Financial Services Limited	England & Wales
Bridford Life and Pensions Ltd	England & Wales
Bridford Pension Trustees Limited	England and Wales
Business OutSourcing Services Limited	Scotland
CA Premier Banking Limited	England and Wales
Carfax Insurance Limited	Guernsey
Cater Allen (US) Limited	England and Wales
Cater Allen Asset Management (Jersey) Limited	Jersey
Cater Allen Futures Limited	England and Wales
Cater Allen Holdings Limited	England and Wales
Cater Allen International Limited	England and Wales
Cater Allen Investment Management Limited	England and Wales
Cater Allen Limited	England and Wales

Name	Jurisdiction
Cater Allen Lloyd’s Holdings Limited	England and Wales
Cater Allen Nominees (Jersey) Limited	Jersey
Cater Allen Nominees Limited	England and Wales
Cater Allen Offshore Nominees Limited	Jersey
Cater Allen Pensions Limited	England and Wales
Cater Allen Registrars Limited	Jersey
Cater Allen Syndicate Management Limited	England and Wales
Cater Allen Trust Company ( International ) Limited	Liberia
Cater Allen Trust Company (Jersey) Limited	Jersey
Cater Tyndall Limited	England and Wales
Charterfield Finance Limited	England and Wales
Colchester Management Company Limited	England and Wales
Compass Trust Company Limited	Jersey
Covista Integrated Business Infrastructure Limited	England and Wales
Crossley & Partners Ltd	England & Wales
Debt Management and Recovery Services Limited	England and Wales
Deutsche Porterbrook GmbH	Germany
DF 123 Limited	England and Wales
Duchess Parade Investments Limited	England and Wales
Duncan Lawrie Pension Consultants Limited	England and Wales
EDS Credit Services Limited	England and Wales
First National Litigation Funding plc	England and Wales
First National Motor Business Limited	England and Wales
First National Motor Contracts Limited	England and Wales
First National Motor Facilities Limited	England and Wales
First National Motor Finance Limited	England and Wales
First National Motor Leasing Limited	England and Wales
First National Motor No. 1 plc	England and Wales
First National Motor plc	England and Wales
GB Trustees Limited	England and Wales
Get Motoring PLC	England and Wales
GMBC Financial Services Limited	England and Wales
Guest Barnes (Underwriting Agencies) Limited	England and Wales
Harris & Dixon (Underwriting Agencies) Limited	England and Wales
Harvestime Limited	Jersey
Hedge End Park No.3 Limited	England and Wales
Hedge End Park No.4 Limited	England and Wales
HMC Mortgage Notes 102 PLC	England & Wales
Homesave Company	England and Wales
IEM (Holland) Aircraft Lease B.V.	Holland
IEM 757 Leasing I B.V.	Holland
IEM Airfinance B.V.	Holland
IEM Lease Aircraft B.V.	Holland
Inscape Investments Limited	England and Wales
J.R.H. Limited	England and Wales
James Hay Administration Company Limited	England and Wales
James Hay Holdings Limited	England and Wales
James Hay Insurance Company Limited	Jersey
James Hay Investment Services Limited	England and Wales
James Hay Pension Trustees Limited	England and Wales
Key Investments Limited	England and Wales
Kontax Pensions (Midlands) Ltd	England & Wales
Kontax Pensions Limited	England and Wales
Leasing Equipment Limited	England and Wales
Life OnLine Limited	Scotland
LOF Limited	England and Wales
LOL Limited	England and Wales
MAC No. 1 Limited	England and Wales
Meter Fit (North East) Limited	England and Wales
Meter Fit (North West) Limited	England and Wales
Meter Serve (North East) Limited	England and Wales
Meter Serve (North West) Limited	England and Wales
N&P (B.E.S.) Loans Limited	England and Wales
N&P Syndicated Loans Limited	England and Wales
N&P Trustees Ltd	England & Wales
New Investment for Trains 1 PLC	England and Wales
Novachance Limited	England and Wales
PECOH Limited	England and Wales
Porterbrook International Limited	England and Wales
Porterbrook Leasing Company Limited	England and Wales
Porterbrook Leasing Company MEBO Limited	England and Wales
Porterbrook Limited	England and Wales

Name	Jurisdiction
Porterbrook Maintenance Limited	England and Wales
Prolific Holdings Limited	England and Wales
Prolific Property Development (Kent) Limited	England and Wales
PSA Finance PLC	England and Wales
R D Robertson Underwriting Agency Limited	England and Wales
Ravensbank (Plot 2) Limited	Jersey
Rea Brothers Trustees Limited	England and Wales
Rental Collections Limited	England and Wales
Roger Cunliffe Investments Limited	England and Wales
Rolling Stock Finance 1 PLC	England and Wales
Rolling Stock Finance 2 PLC	England and Wales
Ryders Discount Company Limited	England and Wales
Sarum Trustees Limited	England and Wales
Scotprov Limited	England and Wales
Scottish Mutual Assurance plc	Scotland
Scottish Mutual International Fund Managers (South Africa) Limited	South Africa
Scottish Mutual International Fund Managers Limited	Eire
Scottish Mutual International Holdings	Eire
Scottish Mutual International Investment Fund plc	Eire
Scottish Mutual International plc	Eire
Scottish Mutual Investment Managers Limited	Scotland
Scottish Mutual Nominees Limited	Scotland
Scottish Mutual Pension Funds Investment Limited	Scotland
Scottish Mutual Pensions Limited	England and Wales
Scottish Mutual PEP and ISA Managers Limited	England and Wales
Scottish Provident (Holdings) Limited	England and Wales
Scottish Provident Institution	Scotland
Scottish Provident International Life Assurance Limited	Isle of Man
Scottish Provident Limited	Scotland
Scottish Provident Pension Trustees Limited	England and Wales
Scottish Provident Trustees Limited	Scotland
Sheppards Moneybrokers Limited	England and Wales
SMA (81/103 Kings Road) Limited	England and Wales
Solarlaser Limited	England and Wales
South Glasgow Retail Park Limited	Scotland
SPI Finance Plc	England and Wales
SPILA Marketing Services (Pty) Limited	South Africa
SPL (Holdings 1) Limited	Scotland
SPL (Holdings 2) Limited	Scotland
SPL (Holdings) Limited	Scotland
Talorcan plc	Scotland
The Compass Group Limited	Jersey
The Inscape Investment Fund (Jersey) Limited	Jersey
The National & Provincial Building Society Custodian Trustee Limited	England and Wales
The National & Provincial Building Society Pension Fund Trustees Limited	England and Wales
The Scottish Mutual Assurance Society	Scotland
The WF Company Limited	England and Wales
Three Quays Underwriting Management Limited	England and Wales
Timac Properties Limited	Jersey
Tyndall Nominees ( Isle of Man ) Limited	Isle of Man
Vendcare Finance Limited	England and Wales
WF (Management) Limited	England and Wales
WF (Trustees) Limited	England and Wales
WF Systems Ltd	England & Wales
Whitefoord & Foden Limited	England and Wales
Whiting Pension Services Ltd	England & Wales